EX-99.77I NEW SECURITY

Post-Effective Amendment No. 27 to the Trust's registration statement on Form N-1A, filed on January 19, 2017, SEC Accession number 0000894189-17-000215 (File No.
811-22509) for the initial registration Class T shares for each of the six Funds in the
Trust.